Exhibit 10.7

                              AMENDMENT TO THE
                 NBTY, INC. EMPLOYEES' STOCK OWNERSHIP PLAN

      THIS AGREEMENT MADE THIS 1st day of August, 2001, by and among NBTY, INC., a corporation existing under the laws of the State of New York and having its address at 90 Orville Drive, Bohemia, New York 11716
(hereinafter called the "Company"), and ARTHUR RUDOLPH, care of the above address, as Trustee.

                             W I T N E S S E T H

      WHEREAS, effective January 1, 1974, the Company, then known as NATURE'S BOUNTY, INC., adopted an Employee Stock Ownership Plan in order to help provide its Employees with adequate retirement benefits; and

      WHEREAS, the Company now desires to further amend said Plan and Trust Agreement; and

      WHEREAS, said Plan and Trust Agreement, as amended and restated, authorizes the Company to amend the Plan and Trust at any time;

      NOW, THEREFORE, effective January 1, 2000, the Company does hereby amend the NBTY, INC. EMPLOYEES' STOCK OWNERSHIP PLAN as follows:


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Section 4.5 shall be amended to read as follows:

      "DISPOSITION OF FORFEITURES: With respect to any Participant who terminates employment and who is not fully vested hereunder a distribution will be deemed to have occurred in the Plan Year in which such termination of employment occurs. The Forfeitures of such a Participant, if any, shall be allocated to the other eligible Participants in the Plan Year subsequent to the termination of employment and shall be added to the Employer contribution for purposes of such allocation.

      If the present value of any non-forfeitable accrued benefit (taking into account benefits derived from both Employer and Employee contributions) is, or at the time of any prior distribution was, in excess of five thousand dollars ($5,000), such benefit shall not be immediately distributed without the consent of the Participant and, when applicable to the Participant's spouse."


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      IN WITNESS WHEREOF, the Company has caused its Corporate Seal to be hereunto affixed and this Agreement to be signed the day and year first above written, by its duly authorized officers and the Trustee.

ATTEST:                                NBTY, INC.

/s/ Harvey Kamil                       By /s/ Scott Rudolph
-----------------------------------    ------------------------------------
Corporate Secretary                    President

CORPORATE SEAL:

                                       /s/ Arthur Rudolph
                                       ------------------------------------
                                       ARTHUR RUDOLPH, Trustee


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